SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 26, 1998

                       GE CAPITAL MORTGAGE SERVICES, INC.
                    (as Seller and Servicer under Pooling and
                   Servicing Agreements each providing for the
           issuance of a Series of Mortgage Pass-Through Certificates)

                       GE Capital Mortgage Services, Inc.
                       ----------------------------------
              (formerly known as Travelers Mortgage Services, Inc.)
             (Exact name of registrant as specified in its charter)

        New Jersey                 33-5042              21-0627285
        ----------                 -------              ----------
     (State or Other             (Commission         (I.R.S. Employer
     Jurisdiction of             File Number)        Identification No.)
     Incorporation)

         Three Executive Campus
         Cherry Hill, New Jersey                     08002
         -----------------------                     -----
         (Address of Principal                    (Zip Code)
         Executive Offices)

                    Registrant's telephone number, including
                            area code (609) 661-6100

Item 5.  Other Events
-------  ------------

     On January 26, 1998 GE Capital Mortgage Services, Inc. ("GECMSI") passed through to Certificateholders of Mortgage Pass-Through Certificates principal and interest payments as required for the various Series of Mortgage Pass-Through Certificates listed below and as detailed in Item 7, Financial Statements, Pro Forma Financial Information and Exhibits, of this Report.

  Series                           Distribution on Series
  ------                           ----------------------

Series 1997-01                     $         4,936,072.11
Series 1997-02                     $        14,453,511.03
Series 1997-03                     $        11,266,159.64
Series 1997-HE-1                   $         5,193,925.66
Series 1997-04                     $         8,693,084.91
Series 1997-05                     $        12,001,800.48
Series 1997-06                     $         8,254,055.11
Series 1997-HE-2                   $         4,919,345.11
Series 1997-07                     $         8,309,694.70
Series 1997-08                     $        15,440,237.95
Series 1997-10                     $         3,789,782.23
Series 1997-HE-3                   $         4,273,848.99
Series 1997-09                     $        16,195,268.57
Series 1997-11                     $         7,476,996.64
Series 1997-12                     $        10,692,151.17
Series 1997-13                     $         3,772,373.17
Series 1997-HE-4                   $         2,473,059.29

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

     Attached as Exhibits to Item 7 are the "Servicer's Certificate" and the "Distribution Date Statement" filed as part of this Report.

    Series                    Exhibit No.               Description
    ------                    -----------               -----------
Series 1997-01                   99.1           Servicer's Certificate
                                 99.2           Distribution Date Statement

Series 1997-02                   99.3           Servicer's Certificate
                                 99.4           Distribution Date Statement

Series 1997-03                   99.5           Servicer's Certificate
                                 99.6           Distribution Date Statement

Series 1997-HE-1                 99.7           Servicer's Certificate
                                 99.8           Distribution Date Statement

Series 1997-04                   99.9           Servicer's Certificate
                                 99.10          Distribution Date Statement

Series 1997-05                   99.11          Servicer's Certificate
                                 99.12          Distribution Date Statement

Series 1997-06                   99.13          Servicer's Certificate
                                 99.14          Distribution Date Statement

Series 1997-HE-2                 99.15          Servicer's Certificate
                                 99.16          Distribution Date Statement

Series 1997-07                   99.17          Servicer's Certificate
                                 99.18          Distribution Date Statement

Series 1997-08                   99.19          Servicer's Certificate
                                 99.20          Distribution Date Statement

Series 1997-10                   99.21          Servicer's Certificate
                                 99.22          Distribution Date Statement

Series 1997-HE-3                 99.23          Servicer's Certificate
                                 99.24          Distribution Date Statement

Series 1997-9                    99.25          Servicer's Certificate
                                 99.26          Distribution Date Statement

Series 1997-11                   99.27          Servicer's Certificate
                                 99.28          Distribution Date Statement

Series 1997-12                   99.29          Servicer's Certificate
                                 99.30          Distribution Date Statement

Series 1997-13                   99.31          Servicer's Certificate
                                 99.32          Distribution Date Statement

Series 1997-HE-4                 99.33          Servicer's Certificate
                                 99.34          Distribution Date Statement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            GE CAPITAL MORTGAGE SERVICES, INC.



                            By:  /s/  Karen Pickett
                            -------------------------------------
                            Name:   Karen Pickett
                            Title:  Vice President,
                                    Investor Reporting

Dated as of :         January 29, 1998

                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION
-----------         -----------

  99.1          Series 1997-01 Servicer's Certificate

  99.2          Series 1997-01 Distribution Date Statement

  99.3          Series 1997-02 Servicer's Certificate

  99.4          Series 1997-02 Distribution Date Statement

  99.5          Series 1997-03 Servicer's Certificate

  99.6          Series 1997-03 Distribution Date Statement

  99.7          Series 1997-HE-1 Servicer's Certificate

  99.8          Series 1997-HE-1 Distribution Date Statement

  99.9          Series 1997-04 Servicer's Certificate

 99.10          Series 1997-04 Distribution Date Statement

 99.11          Series 1997-05 Servicer's Certificate

 99.12          Series 1997-05 Distribution Date Statement

 99.13          Series 1997-06 Servicer's Certificate

 99.14          Series 1997-06 Distribution Date Statement

 99.15          Series 1997-HE-2 Servicer's Certificate

 99.16          Series 1997-HE-2 Distribution Date Statement

 99.17          Series 1997-07 Servicer's Certificate

 99.18          Series 1997-07 Distribution Date Statement

 99.19          Series 1997-08 Servicer's Certificate

 99.20          Series 1997-08 Distribution Date Statement

 99.21          Series 1997-10 Servicer's Certificate

EXHIBIT NO.         DESCRIPTION
-----------         -----------
 99.22          Series 1997-10 Distribution Date Statement

 99.23          Series 1997-HE-3 Servicer's Certificate

 99.24          Series 1997-HE-3 Distribution Date Statement

 99.25          Series 1997-09 Servicer's Certificate

 99.26          Series 1997-09 Distribution Date Statement

 99.27          Series 1997-11 Servicer's Certificate

 99.28          Series 1997-11 Distribution Date Statement

 99.29          Series 1997-12 Servicer's Certificate

 99.30          Series 1997-12 Distribution Date Statement

 99.31          Series 1997-13 Servicer's Certificate

 99.32          Series 1997-13 Distribution Date Statement

 99.33          Series 1997-HE-4 Servicer's Certificate

 99.34          Series 1997-HE-4 Distribution Date Statement